UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Ares Dynamic Credit Allocation Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

c/o Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Proxy Statement, please call (877) 283-0322

May 10, 2016

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), to be held on June 28, 2016.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund's directors.

After reviewing the matter carefully, the Board of Directors recommends that you vote FOR the election of each nominee.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS PACIFIC TIME ON JUNE 27, 2016. IF YOU AUTHORIZE A PROXY BY MAIL, OR BY MIDNIGHT PACIFIC TIME ON JUNE 27, 2016. IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS, WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Daniel Hall
Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Notice of the Annual Meeting of Stockholders
June 28, 2016

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 28, 2016 at 9:00 a.m., local time, for the following purposes:

(1)  To consider and vote upon the election of two Class III directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2019 and until his successor is duly elected and qualifies ("Proposal 1").

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund has fixed the close of business on April 29, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund unanimously recommends that the stockholders vote FOR the election of the nominees as Directors with respect to the Fund.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 28, 2016: This Notice, the Proxy Statement, a proxy card for the Fund and the annual report for the Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Pacific time on June 27, 2016 if you authorize a proxy by mail, or by midnight Pacific time on June 27, 2016 if you authorize a proxy by telephone or Internet.

By order of the Board of Directors of the Fund

Daniel Hall
Secretary

May 10, 2016

PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS
June 28, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"), a Maryland corporation, for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Ares Capital Management II LLC (the "Investment Manager"), 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 28, 2016 at 9:00 a.m., local time, and at any postponements or adjournments thereof.

Proxy solicitations will be made, beginning on or about May 16, 2016, by mail, in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. Any stockholder authorizing a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominees as Directors, as described in this Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

A quorum of stockholders is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes and will be voted "FOR" the election of the nominees as Directors. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder of the Fund is present in person or by proxy at the Meeting but does not cast a vote, the stockholder's shares will count towards a quorum. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chairman of the Meeting (as determined pursuant to the Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund's Bylaws.

The Board has fixed the close of business on April 29, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 23,018,953 shares of common stock.

Management of the Fund knows of no business other than those mentioned in Proposal 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2015, and a copy of the most recent semiannual report succeeding the annual report, if any, to any stockholder requesting such report. Requests for an annual or semiannual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then authorize a proxy to vote your shares. You may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by calling (877) 283-0322 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. You may obtain directions by calling (877) 283-0322.

PROPOSAL 1
ELECTION OF DIRECTORS

The Fund's Articles of Amendment and Restatement provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the current Directors of the Fund in each class expire at the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2017; Class II, 2018; and Class III, 2016. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board members.

The terms of Messrs. David A. Sachs and M. Freddie Reiss will expire at the 2016 Annual Meeting of Stockholders of the Fund. At a meeting held on March 17, 2016, the Board nominated Mr. Sachs for election to serve as a Class III Director of the Fund until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. At a meeting held on March 24, 2016, the Board nominated Mr. M. Freddie Reiss for election to serve as a Class III Director of the Fund until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of Messrs. Sachs and Reiss, each to serve for a term for the Fund expiring on the date on which the Annual Meeting of Stockholders is held in 2019, and until his successor is duly elected and qualifies. Each nominee has indicated that he will serve if elected. If a nominee should be unable to serve, an event not currently anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director for the Fund will require the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors. The Fund's Directors are not required to attend the Meeting. All of the Directors of the Fund, except for Mr. Reiss (who is newly appointed to the Board), attended the Fund's Annual Meeting of Stockholders held on July 14, 2015.

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board. The Board consists of five Directors, three of whom are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (each, an "Independent Director"). The terms of the Class I and Class II Directors do not expire this year.

Name, Address(1) and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Other Public Company Board Memberships During Past Five Years
Interested Director/Nominee(2)
David A. Sachs (56)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	Terex Corporation
Seth J. Brufsky (49)	Director, President and Chief Executive Officer	Since 2012**	Partner, Ares Management, L.P.	None
Independent Director/Nominee
M. Freddie Reiss (69)	Director	Since 2016***

Independent Consultant; from February 2012 to present, director and audit committee chair, Contech Engineered Solutions, Inc.; from September 2014 to present, director and managing member, Variant Holdings LLC; prior to 2012, senior managing director, FTI Consulting Inc.

Special Value Opportunities Fund, LLC (2012-2015)
John J. Shaw (64)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	None
Bruce H. Spector (73)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	The Private Bank of California (2007-2013)

  (1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  (2)  "Interested person," as defined in the 1940 Act, of the Fund. Messrs. Sachs and Brufsky are interested persons of the Fund due to their affiliation with the Investment Manager.

  *  Term continues until the Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  **  Term continues until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  ***  Nominee to serve, if elected, until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended October 31, 2015, the Board met seven times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board and of any committee of the Fund of which he is a member.

Leadership Structure, Composition and Role of Board of Directors of the Fund in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of the Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the Director happens to be independent or a member of management.

The Board has determined that their leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Bruce H. Spector is the lead Independent Director.

The Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Fund's Chief Compliance Officer in accordance with the Fund's compliance policies and procedures. The Board retains the responsibility for: (1) conducting periodic reviews of the Fund's investment portfolio and investment performance, (2) approving and amending the Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and the Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers.

As described below in more detail under "Committees of the Board of Directors," the Audit Committee and the Nominating and Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include overseeing the Fund's accounting and financial reporting processes, the Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. The Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Audit Committee and the Nominating and Governance Committee consist solely of Independent Directors.

The Board performs its risk oversight responsibilities with the assistance of the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer periodically makes reports to the Board regarding the Fund's compliance program and prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of the Fund's service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Fund and certain of the Fund's service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Fund believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Fund's Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Committees of the Board of Directors

The Board has established an Audit Committee and a Nominating and Governance Committee. The Fund does not have a Compensation Committee because closed-end management investment companies, such as the Fund, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of the Audit Committee are M. Freddie Reiss, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Reiss serves as chairman of the Audit Committee. Messrs. Reiss and Shaw have each been determined to be an Audit Committee Financial Expert for the Fund. The Audit Committee is responsible for approving the Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants and advising the Board with respect to the valuation of portfolio assets. The Audit Committee met three times during the fiscal year ended October 31, 2015. The Audit Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

Nominating and Governance Committee. The members of the Nominating and Governance Committee are M. Freddie Reiss, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Spector serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committee met two times during the fiscal year ended October 31, 2015. The Nominating and Governance Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Fund's Bylaws) and received at the Fund's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•  have sufficient time available to devote to the affairs of the Fund;

•  are able to work with the other members of the Board and contribute to the success of the Fund;

•  can represent the long-term interests of the Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committee may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of the Fund.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Mr. Spector and Mr. Reiss, has served on the Board of the Fund for approximately three and a half years. Mr. Spector has served on the Board of the Fund for approximately two years, while Mr. Reiss was appointed to the Board of the Fund effective March 25, 2016. Mr. Sachs has substantial experience as a founding member and Senior Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. Mr. Reiss has substantial experience as a partner of an accounting firm, a senior managing director of a consulting firm focused on corporate finance and restructurings, and advising on bankruptcies, reorganizations, business restructuring and in providing expert witness testimony for underperforming companies. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

Interested Directors

David A. Sachs. Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group, where he focuses on the Ares Credit Group's publicly traded funds, strategic growth opportunities for Ares and facilitating the sharing of credit knowledge across the Ares platform. Additionally, Mr. Sachs serves as a member of Ares Credit and Private Equity Group fund investment committees, as well as the Ares Real Estate Group's Real Estate Debt Investment Committee, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ivy Hill Asset Management Investment Committee. Prior to joining Ares in 1997, Mr. Sachs was a Principal of Onyx Partners, Inc., where he focused on merchant banking and related capital raising activities in the private equity and mezzanine debt markets. Previously, he also worked with Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas, and Columbia Savings and Loan Association as Executive Vice President, where he was responsible for asset-liability management and running the investment management department. Mr. Sachs serves as the Lead Director of Terex Corporation and is on the Board of Trustees and the McCormick Advisory Council at Northwestern University. He holds a B.S. from Northwestern University in Industrial Engineering and Management Science.

Seth J. Brufsky. Mr. Brufsky is a Partner and Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares Management. He is responsible for managing Ares' credit strategies. Additionally, he serves as a member of select Ares Credit Group liquid strategy investment committees. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and an M.B.A., with honors, from the University of Southern

California Marshall School of Business in Finance, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors

M. Freddie Reiss. Mr. Reiss retired from his role as Senior Managing Director in the Corporate Finance/Restructuring practice of FTI Consulting, Inc. in 2013. Mr. Reiss has over 30 years of experience in strategic planning, cash management, liquidation analysis, covenant negotiations, forensic accounting and valuation. He specializes in advising on bankruptcies, reorganizations, business restructuring and in providing expert witness testimony for underperforming companies. Prior to joining FTI Consulting, Mr. Reiss was a partner and west region leader at PricewaterhouseCoopers, LLP, where he co-founded the Business Restructuring Services practice. Mr. Reiss is a recognized expert in the field of financial restructuring. Mr. Reiss holds an M.B.A. from City College of New York's Baruch College and a B.B.A. from City College of New York's Bernard Baruch School of Business. He is a certified insolvency and restructuring advisor, a certified public accountant in New York and California and a certified turnaround professional. Mr. Reiss is currently on the Board of Trustees for the Baruch College Fund, chairman of the audit committee and independent board member for Contech Engineered Solutions and Managing Member of Variant Holdings LLC. Mr. Reiss was an independent director and member of the audit committee of Tennenbaum Capital's Special Value Opportunities Fund. He was also an independent director and chair of the audit committee for Liberty Medical Group and Brundage Bone Inc.

John J. Shaw. Mr. Shaw is an independent consultant. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his B.S. from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector. Mr. Spector is an independent consultant. Since 2007, Mr. Spector has been available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo's ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm's executive committee. Mr. Spector's practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his B.A. from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Fund's officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NYSE. Except as noted below, the Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2015.

To the Fund's knowledge, based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and any written representations relating thereto, during the fiscal year ended October 31, 2015, Michael McFerran filed one late Form 3.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (49)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares Management. He is responsible for managing Ares' credit strategies. Mr. Brufsky also serves as a Director, President and Chief Executive Officer of ARDC. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll (50)	Chief Financial Officer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group and additionally serves as a member of the Ares Enterprise Risk Committee. Ms. Roll also serves as Chief Financial Officer of ARDC. She also serves as the Chief Financial Officer and Executive Vice President of Ares Capital Corporation. She joined Ares in April 2010 as Executive Vice President—Finance of Ares Capital Management. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010.

Brett Byrd (49)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed-end fund.

Scott Lem (38)	Treasurer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem serves as the Treasurer of ARDC. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation ("ARCC") and previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem joined Ares in 2003.

Daniel J. Hall (37)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Managing Director and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012. Mr. Hall joined Ares Management L.P. in 2009.

Michael Weiner (63)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, and a member of the Management Committee of Ares Management. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012. Mr. Weiner joined Ares in September 2006.

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Keith Ashton (49)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' asset-backed investment strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business. He has served as Vice President of ARDC since 2013.

Ann Kono (40)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares Management and is a member of the firm's Management Committee. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. She has served as Vice President of ARDC since 2013. Ms. Kono joined Ares in 2007.

Americo Cascella (44)	Vice President	Since 2013

Mr. Cascella is a Partner in the Ares Credit Group and serves as Co-Head of Product Management, Credit, in the Ares Investor Relations Group. Additionally, he serves as a member on select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2012. He has served as Vice President of ARDC since 2013. Mr. Cascella joined Ares in 1998.

Daniel Hayward (30)	Vice President	Since 2016

Mr. Hayward is a Vice President and Assistant Collateralized Loan Obligation ("CLO") portfolio manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's CLO Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a Senior CLO Analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

John A. Leupp (50)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Leupp is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' U.S. credit strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Leupp joined Ares Management L.P. in 2003.

Jeff M. Moore (57)	Vice President	Since 2013

Mr. Moore is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' special situations strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Moore joined Ares Management L.P. in 1997.

Darryl L. Schall (55)	Vice President	Since 2013

Mr. Schall is a Partner and Portfolio Manager in the Ares Credit Group, where he is responsible for managing Ares' special situations and credit opportunities strategies. Additionally, he serves as a member of select Ares Credit Group investment committees. He has served as Vice President of ARDC since 2013. Mr. Schall joined Ares Management L.P. in 2009.

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Michael R. McFerran (43)	Vice President	Since 2015

Mr. McFerran is the Executive Vice President, Chief Financial Officer and Treasurer of Ares Management GP LLC, Ares Management's general partner, and a member of the Management Committee of Ares Management. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.

  (1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and nominees for Director as of April 29, 2016.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund

Interested Director/Nominee

David A. Sachs	Over $100,000
Seth J. Brufsky	Over $100,000

Independent Director/Nominee

M. Freddie Reiss	$10,001-$50,000
Bruce H. Spector	Over $100,000
John J. Shaw	None

  (1)  All are current Directors.

As of April 29, 2016, the Directors and officers of the Fund as a group beneficially owned approximately 2.4% of the Fund's outstanding shares of common stock.

As of April 29, 2016, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Investment Manager or its parent, Ares Management, L.P.

Transactions with and Remuneration of Officers and Directors

The following table sets forth the compensation paid by the Fund to the Directors during the fiscal year ended October 31, 2015 and the aggregate compensation paid to them from all funds in the Ares Fund Complex during the fiscal year ended October 31, 2015, including the Fund and Ares Multi-Credit Strategy Fund, Inc. Effective as of August 31, 2015, Ares Multi-Credit Strategy Fund, Inc. reorganized into the Fund. The Directors who are "interested persons," as defined in the 1940 Act, of the Fund and the Fund's officers do not receive compensation from the Fund. Under the Fund's advisory agreement, however, the Investment Manager may seek reimbursement from the Fund for the costs of certain administrative services provided to the Fund by the Investment Manager and its affiliates. The Fund currently pays each Independent Director an annual fee of $50,000. The lead Independent Director of the Fund and the Chair of the Audit Committee each receive an additional annual fee of $5,000. The Fund's current lead Independent Director is Mr. Spector and the Audit Committee Chair is Mr. Reiss. During the fiscal year ended October 31, 2015, the Fund's lead Independent Director was Mr. Michael H. Diamond and the Audit Committee Chair was Mr. Shaw.

Name of Director or Nominee	Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid To Directors(1)
Interested Director/Nominee
David A. Sachs	None	None	None
Seth J. Brufsky	None	None	None
Independent Director/Nominee
Michael H. Diamond(2)	$34,375	None	$55,000	(1)
M. Freddie Reiss(3)	None	None	None
John J. Shaw	$34,375	None	$55,000	(1)
Bruce H. Spector	$31,250	None	$50,000	(1)

  (1)  Represents the total compensation paid to such persons during the fiscal year ended October 31, 2015 by investment companies (including the Fund) that were considered part of the Fund Complex. Prior to August 31, 2015, the Fund Complex consisted of the Fund and Ares Multi-Strategy Credit Fund, Inc.

  (2)  Mr. Diamond passed away on January 9, 2016.

  (3)  Mr. Reiss was elected as a Director of the Fund effective March 25, 2016.

Broker Non-Votes

Brokers holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and, accordingly, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the election of the nominees as Directors. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the election of the nominees as Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC (the "Investment Manager") serves as the Fund's investment adviser. The principal executive office of the Investment Manager is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Fund pursuant to an Administration Agreement between State Street and the Fund. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Fund pursuant to an Investor Support Services Agreement between Destra and the Fund. The principal business address of Destra is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2016. The engagement of EY as the Fund's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors of the Fund.

EY served as the Fund's independent registered public accounting firm for the fiscal years ended October 31, 2014 and 2015, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund's federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by EY for professional services for the fiscal years ended October 31, 2014 and 2015.

Fiscal Year Ended October 31	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2014	$94,314	$0	$8,000	$0
2015	$141,830	$20,613	$10,000	$0

  *  "Audit-Related Fees" include assurances and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under the Audit Fees column.

  **  "Tax Fees" include the aggregate fees billed by EY for professional services related to tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements).

  ***  "All Other Fees" include the aggregate fees billed for products and services provided by EY, other than the reported services.

Audit Committee Pre-approval. The Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under certain circumstances. For the fiscal years ended October 31, 2014 and 2015, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY. All of the audit, audit-related, tax and other services described above for which EY billed the Fund fees for the fiscal year ended October 31, 2014 and 2015 were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2014 and 2015, aggregate non-audit fees billed by EY for services rendered to the Fund were $8,000 and $10,000, respectively.

For the fiscal years ended October 31, 2014 and 2015, aggregate non-audit fees billed by EY for services rendered to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund ("Affiliated Service Providers") were $0 and $0, respectively for the Fund.

EY notified the Audit Committee of all non-audit services that were rendered by EY to the Affiliated Service Providers of the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining EY's independence.

The Fund expects that a representative of EY will be present at the Meeting, and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended October 31, 2015 with management of the Fund and with EY, and has discussed with EY the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committee's review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2015 be included in its annual report to stockholders and that the Fund's annual report be filed with the SEC.

Mr. M. Freddie Reiss—Audit Committee Chairman(1)
Mr. John J. Shaw—Audit Committee Member(2)
Mr. Bruce H. Spector—Audit Committee Member

  (1)  During the fiscal year ended October 31, 2015, Mr. Reiss was not a member of the Audit Committee.

  (2)  During the fiscal year ended October 31, 2015, Mr. Shaw was the Chairman of the Audit Committee.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of common stock as of April 30, 2016. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC.

Name and Address	Common Stock Held	Common Stock % Held
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,267,777(a)	18.18%(a)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

  (a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 13, 2015 and did not differentiate holdings as to each entity.

Credit Agreement

On August 31, 2015, the Fund entered into an amended credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans up to $212 million to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. At April 30, 2016, the amount outstanding under the Credit Facility was $153,980,589.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. The Fund has retained D.F. King & Co., Inc. to assist in the proxy solicitation. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will pay a fee of $4,500 to D.F. King & Co., Inc. If requested, the Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by June 28, 2016, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The Chairman of the Meeting may, in his discretion and without any action by the stockholders of the Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with the Board or any individual Director should write the Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with the Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board or the Director(s) with whom you wish to communicate.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2017 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067) not later than January 10, 2017. Rule 14a-8 under the 1934 Act ("Rule 14a-8") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at the Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at the Fund's 2017 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067). To be considered timely for the 2017 Annual Meeting, any such notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund at the address set forth on the first page of this Proxy Statement no earlier than December 11, 2016 and no later than 5:00 p.m. Eastern time on January 10, 2017; provided, however, that if the 2017 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2017 Annual Meeting of Stockholders was first made. Any such notice by a stockholder shall set forth the information required by the Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2017 Annual Meeting of Stockholders.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact D.F. King & Co., Inc. by calling (877) 283-0322, or by sending an e-mail to ares@dfking.com or by writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005. Similarly, you may also contact D.F. King & Co., Inc. if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's next report to stockholders.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

May 10, 2016

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To authorize a proxy by Internet

1)         Read the Proxy Statement and have the proxy card below at hand.

2)         Go to www.proxyvote.com

3)         Follow the instructions provided on the website.

To authorize a proxy by Telephone

1)         Read the Proxy Statement and have the proxy card below at hand.

2)         Call 1-800-690-6903

3)         Follow the instructions.

To authorize a proxy by Mail

1)         Read the Proxy Statement.

2)         Check the appropriate boxes on the proxy card below.

3)         Sign and date the proxy card.

4)         Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07902-P79190	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
Election of Directors: The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW IN PROPOSAL 1.

Proposal 1 - The election of two Class III directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2019 and until his successor is duly elected and qualifies.

		☐	☐	☐

Nominees: 01) David A. Sachs 02) M. Freddie Reiss

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IF THE SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.arespublicfunds.com.

E07903-P79190

ANNUAL MEETING OF STOCKHOLDERS of:
Ares Dynamic Credit Allocation Fund, Inc. (the "Fund")
to be held on June 28, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated May 10, 2016 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Daniel Hall, Brett Byrd and Penni F. Roll, or any of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the annual meeting of stockholders of the Fund scheduled to be held on June 28, 2016, at 9:00 a.m., Pacific time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees as Directors. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE